GREENSPRING FUND,
                               INCORPORATED


                                 [LOGO]




                              ANNUAL REPORT

                             DECEMBER 31, 1997





               This report is authorized for distribution only to shareholders who have received a copy of the official Prospectus of the Greenspring Fund, Incorporated.

                                        January 1998


Dear Shareholder:

     During 1997, for the second year in a row, the Greenspring Fund had its best performance year ever. The Fund gained 23.9% during the year, after the reinvestment of all dividends and distributions. The Greenspring Fund rose steadily during the first few months of the year, declined during March and April, rebounded to new highs during mid-October, only to drop during the next month and a half, before coming on strong at the very end of the year to finish near its all-time high level.

     The Fund achieved this return, not because of outstanding performances by one or two securities, but due to a proliferation of strong gains by many different securities, combined with the presence of only one loss of significance. Both the equities and the fixed income securities posted positive performances, although the return on the equity portfolio (more than 30%) was significantly stronger than the fixed income returns. The non-convertible bonds in the portfolio served their purpose well, meeting the expectations that we have for the bond portion of our "balanced" fund, i.e., to generate solid double-digit returns regardless of the direction of the stock and bond markets and to serve as a source of liquidity if cash is needed to purchase a more attractive equity investment. The convertible bonds posted a slightly negative performance due entirely to the disappointing performance of the Fund's holdings in Physicians Resource Group.

     Throughout the years, the Greenspring Fund has provided shareholders with steadier and more consistent performance than most funds due in part to our determination to avoid volatile sectors of the financial markets, as well as significant "losers." Although this sounds like an obvious goal to pursue, many investors seek "safety in numbers" by investing in popular, trendy investments and market sectors without fully understanding the merits or risks associated with these investments. This herd mentality negatively affected the 1997 performance of some investors who had become overly enamored with certain sectors of the market, without realizing the volatility and risk to which they were subjecting themselves. These sectors included small-cap growth stocks, Far East and emerging markets, and gold-related securities.
Many mutual funds specializing in such investments had attracted a great deal of money from investors in search of the glittery gains that had been realized during previous years. Unfortunately, many of these new investors were quickly subjected to extreme volatility, as the validity of the frequently-used disclaimer, "past performance is no guarantee of future returns," was painfully proven. During the early part of the year, investors in many small-cap growth funds saw their investments decline by more than 20% from recent highs. Although the performance of these funds improved as the year progressed, their performance lagged most indices for the year. Then, during the last several months of 1997, investors in gold-related securities and emerging equity markets such as Thailand, Malaysia, Korea, and Brazil experienced market declines of 50-60% or more.

     During the last several years, many financial advisors have suggested that investors allocate some portion of their investment portfolio to alternative investments such as securities of emerging markets (countries with developing economies). In some cases, their reasoning was not based upon an opinion that these markets were "cheap" as much as that such investments would provide one's portfolio with performance that is not correlated with U.S. securities. The economies of the emerging markets, as the theory goes, will grow faster over time than already developed markets, although this growth will be more erratic
than the generally smooth growth of the well-developed countries.   We agree
that a place in the portfolio exists for this kind of investment for certain investors. We feel that such investments, however, should be left to highly sophisticated investors who are willing to accept extreme volatility and have very extended investment horizons. One's willingness to accept volatility was severely tested during the Fall of 1997 when dramatic currency devaluations in the Far East triggered devastating declines in most of the emerging markets.

     Securities of companies that are in the gold mining business have also come under severe pressure during the last several months. The sharp currency devaluations in the Far East Asian markets have promulgated a deflationary wave that is instilling fear in the hearts of those investors who have been predicting a resurgence of inflation. Ironically, many investors holding gold or related securities are long time "bears" on the equity markets who have positioned their portfolios to benefit from declining equity markets, rising interest rates, and an uptick in inflation. During the market sell-off in October and November, these supposed safe havens declined significantly at a time when their stockholders were expecting them to shine.

     Although the kind of decimation that took place in the small-cap growth, Far East, emerging markets, and gold-related securities does pique the curiosity of committed value investors such as ourselves, the Greenspring Fund will continue to adhere to its disciplines and limit its investing to those areas we thoroughly understand. We have learned from experience that just because a market or individual security has declined by 50%, it does not necessarily make it a bargain. Specialized investment areas and alternative asset classes, from time to time, produce eye-catching returns that can be tempting to investors. We, however, prefer to maintain our discipline and stick with investments that may not be as spectacular and may not make lively cocktail party conversation, but are able to provide steady, low-risk gains to the Fund. In the investment business, you learn very quickly that you cannot "bluff" your knowledge or hide your losses. Investors could prevent many of their losses if they paid attention to noted economist John Kenneth Galbraith's observation that "one of the greatest pieces of economic wisdom is to know what you do not know" and avoid investing in those areas. Savvy investors are very willing to take advantage of any neophyte who is attempting to "play" in a market in which he does not belong.

     Looking to 1998, the financial markets are beginning the year differently than in recent years. The typical January rally has been slow to develop, with the "Asian flu" putting a damper on the U.S. and world markets. The resulting volatility has allowed us to purchase securities that have been unjustifiably marked down in price, just as market declines during the Spring and Fall of 1997 presented some good buying opportunities. The deflationary effects of the Far East devaluations will be felt in the U.S., with the economy growing slower than economists were predicting several months ago. Consequently, we have become more positive toward fixed income investments and have begun to more actively seek out both equities and bonds that generate significant yields. As for equities, we are sticking to our investment philosophy and purchasing hard core value investments that will fare better than most equities during difficult market environments. The Greenspring Fund is more fully invested than it typically is, a fact that should not be construed as a sign of strong bullishness about the market, but as an indication that our research efforts have uncovered quite a few securities that meet our criteria. We hope 1998 brings health, happiness, and prosperity to each of our fellow shareholders and we look forward to reporting on the performance of the Greenspring Fund as the year progresses.

                                          Respectfully,



                                          Charles vK. Carlson
                                          President

                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997



COMMON STOCKS (67.64%)


      Shares                                                      Value

                    Aerospace (.60%)

      11,000        Lockheed Martin Corp.                 $    1,083,500
                                                               1,083,500

                    Banking (10.31%)

         600       *Bank Plus Corp.                                7,575
      18,200       *BankUnited Financial Corp.                   280,395
      15,000        Bayview Capital Corp.                        543,750
      31,000        BostonFed Bancorp, Inc.                      678,125
      49,400        Charter Financial, Inc.                    1,241,175
      18,000        Chase Manhattan Corp.                      1,971,000
      25,000        Columbia Bancorp, Inc.                       860,158
      89,728        Crestar Financial Corp.                    5,114,496
      50,000        Dime Bancorp, Inc.                         1,512,500
      34,000        GA Financial, Inc.                           641,750
      15,000        Mercantile Bankshares Corp.                  586,875
      33,000       *PFF Bancorp, Inc.                            655,875
      21,100        PS Financial, Inc.                           472,113
      53,712        Patriot Bank Corp.                         1,141,380
      16,500       *Rocky Ford Financial Corp.                   240,281
      28,600        Statewide Financial Corp.                    686,400
      36,500       *Sun Bancorp, Inc.                          1,195,375
       2,500        Wells Fargo & Company                        848,594
                                                              18,677,817

                    Business Services (2.63%)

     124,500       *Consolidation Capital Corp.                2,528,906
      64,400        Standard Register Company                  2,237,900
                                                               4,766,806

                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1997



COMMON STOCKS (CON'T)


      Shares                                                      Value

                    Construction (1.11%)

      68,000       *Emcor Group, Inc.                       $    1,394,000
      26,800       *Shaw Group Inc.                                616,400
                                                                 2,010,400

                    Consumer Products/Services (2.74%)

      52,400       *American Safety Razor                        1,038,175
     310,800       *Eagle Food Centers, Inc.                     1,243,200
      36,600        First Brands Corporation                       985,913
      19,900        Genesee Corporation Class B                    805,950
      60,000       *Host Marriott Services                         892,500
                                                                 4,965,738

                    Electric Power (.28%)

      25,150       *NRG Generating, Inc.                           499,856
                                                                   499,856

                    Environmental Services (4.08%)

     636,674      *!ATC Group Services, Inc.                     7,401,335
                                                                 7,401,335

                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1997



COMMON STOCKS (CON'T)

      Shares                                                      Value

                    Financial Services (11.85%)

     273,800        Criimi Mae Inc.                         $    4,107,000
      68,500       *ITLA Capital Corp.                           1,318,625
     251,300        Imperial Credit Commercial Mortgage          3,675,262
     332,400       *Long Beach Financial Corp.                   3,864,150
     231,200        Ocwen Asset Investment Corp.                 4,739,600
      70,000       *Ocwen Financial, Inc.                        1,780,625
     232,900       *Ugly Duckling Corp.                          1,979,650
                                                                21,464,912

                    Healthcare Products/Services (.66%)

      69,700       *Mediq, Inc.                                    775,412
      15,071       *VWR Scientific Products Corp.                  425,756
                                                                 1,201,168

                    Instrumentation (3.09%)

     347,500      *!Barringer Technologies                       4,995,313
      48,800       *OSI Systems, Inc.                              597,800
                                                                 5,593,113

                    Insurance (4.25%)

      75,000        PartnerRe Holdings, Ltd.                     3,478,125
     102,416        Reliastar Financial Corp.                    4,218,259
                                                                 7,696,384

                    Investment Companies (.04%)

      15,000       *Corporate Renaissance                           86,250
                                                                    86,250

                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1997



COMMON STOCKS (CON'T)

      Shares                                                      Value

                    Manufacturing (8.13%)

      11,300        C & D Technologies, Inc.                 $     545,225
     148,147       *Figgie International                         1,796,282
      69,600       *Figgie International Class A                   913,500
     278,300       *Griffon Corporation                          4,070,138
      55,200       *Middleby Corp.                                 431,250
     171,000        Rohn Industries, Inc.                          881,727
     165,000        U.S. Industries, Inc.                        4,970,625
      35,000        Woodward Governor Company                    1,133,125
                                                                14,741,872

                    Media (1.59%)

     100,000       *U.S. West Media Group                        2,887,500
                                                                 2,887,500

                    Natural Resources (5.30%)

     339,917       !Castle Energy Corp.                          4,737,593
      32,500        Mitchell Energy & Development Corp. Cl. A      954,687
      47,300       *Norex Industries, Inc.                         969,650
      98,730        Penn Virginia Corp.                          2,912,535
       3,900        United States Lime & Minerals                   28,763
                                                                 9,603,228

                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1997



COMMON STOCKS (CON'T)

      Shares                                                      Value

                    Optical Products (3.20%)

     537,200       *BEC Group, Inc.                         $    3,189,625
     179,500       *ILC Technology Inc.                          2,608,368
                                                                 5,797,993

                    Real Estate (4.98%)

     171,400        Mark Centers Trust                           1,542,600
     307,800        Prime Retail Inc.                            4,366,913
     175,945        The Town and Country Trust                   3,112,027
                                                                 9,021,540

                    Companies in Liquidation (2.80%)

     271,496      *!Atlantic Realty Trust                        3,291,889
     583,800      *!EQK Realty Investors 1                         583,800
     581,450      *!Hi Shear Industries, Inc.                    1,199,240
                                                                 5,074,929

                    Total Common Stocks
                      (Cost $87,179,568)                       122,574,341


PREFERRED STOCKS (3.36%)

                    Convertible Pfd. Stock (1.55%)

     117,000        Prime Retail, Inc., 8.50% Pfd. B             2,808,000

                    Total Convertible Pfd. Stock                 2,808,000

                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1997



PREFERRED STOCKS (CON'T)

      Shares/
     Principal
      Amount                                                      Value


                    Non-Convertible Pfd. Stocks (1.81%)

       1,000        BankUnited Capital Trust,
                    10.25%, Series A                        $    1,035,000
      94,500       *River Bank America $3.75, Series A           2,250,281

                    Total Non-Convertible Pfd. Stocks            3,285,281

                    Total Pfd. Stocks (Cost $5,605,246)          6,093,281



BONDS (22.88%)

                    Convertible Bonds (10.82%)

 $ 1,500,000        Alexander Haagen Properties, Inc.
                    7.50%, 1/15/01                               1,512,657
   2,000,000        Bell Sports Corp., 4.25%, 11/15/00           1,712,500
     270,000        Computervision Corporation,
                    8.00%, 12/1/09                                 264,600
   6,215,000        Corporate Express, Inc., 4.50%, 7/1/00       5,632,344
   1,176,000        Kelley Oil & Gas Partners, Ltd.,
                    8.50%, 4/1/00                                1,164,975
     946,000        Kelley Oil & Gas Partners, Ltd.,
                    7.875%, 12/15/99                               930,628
     500,000        Liberty Properties Limited Partnership,
                    8.00%, 7/1/01                                  709,687
   9,600,000       +Physicians Resource Group,
                    6.00%, 12/1/01                               6,624,000
   1,185,000        The Learning Company, 5.50%, 11/1/00         1,056,131

                    Total Convertible Bonds                     19,607,522

                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1997



BONDS (CON'T)

    Principal
     Amount                                                       Value

                    Non-Convertible Bonds (11.92%)

  $4,499,000        Americold Corp., 12.875%, 5/1/08        $    5,750,284
   2,445,000        Bayview Capital Corp., 9.125%, 8/15/07       2,518,350
   1,500,000        B.F. Saul Real Estate Investment Trust,
                    11.625%, 4/1/02                              1,595,625
   5,700,000        Computervision Corporation,
                    11.375%, 8/15/99                             5,742,750
   1,000,000        Figgie International, 9.875%, 10/1/99        1,041,250
   2,701,000        Homeland Stores, 10.00%, 8/1/03              2,481,544
   1,000,000       +Life Savings Bank, 13.50%, 3/15/04           1,001,250
     400,000        Ocwen Financial, 11.875%, 10/1/03              452,500
   1,000,000        U.S. Treasury, 7.125%, 9/30/99               1,023,906

                    Total Non-Convertible Bonds                 21,607,459

                    Bonds in Reorganization (.14%)

   2,900,000       #Lomas Mortgage, 10.25%, 10/1/02                251,720

                    Total Bonds in Reorganization                  251,720

                    Total Bonds (Cost $41,636,649)              41,466,701

                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1997



SHORT-TERM INVESTMENTS (5.79%)

   Principal
    Amount                                                        Value

                    Commercial Paper (3.86%)

  $7,000,000        General Electric Credit Corp.,
                    5.838%, 1/14/98                         $    7,000,000

                    Total Commercial Paper                       7,000,000

                    Other Short-Term Investments (1.93%)

                    Rodney Square Money Market                   3,501,016

                    Total Other Short-Term Investments           3,501,016

                    Total Short-Term Investments
                         (Cost $10,501,016)                     10,501,016

                    Total Investments in Securities (99.67%)
                         (Cost $144,922,479)                   180,635,339

                    Other Assets Less Liabilities (.33%)           578,991

                    Total Net Assets (100%)                   $181,214,330

*Non-income producing securities
+144A securities, representing 4.21% of net assets
#Non-income producing, Board valued illiquid security, representing .14% of net assets
!Non-controlled affiliated issuer


      The accompanying notes are an integral part of these financial statements

                        GREENSPRING FUND, INCORPORATED
                      STATEMENT OF ASSETS AND LIABILITIES
                              DECEMBER 31, 1997



ASSETS
 Investments, at market value (Cost $144,922,479)              $180,635,339
 Cash                                                             1,027,178
 Interest receivable                                                777,124
 Receivable for Fund shares sold                                    580,579
 Purchased interest                                                 229,297
 Dividends receivable                                               161,212
 Prepaid expense                                                     26,944

               Total Assets                                     183,437,673

LIABILITIES
 Payable for securities purchased                                 1,778,990
 Payable for Fund shares repurchased                                272,611
 Due to investment advisor                                           90,792
 Accrued expenses                                                    80,950

               Total Liabilities                                  2,223,343

NET ASSETS
 Capital stock, $.01 par value, authorized
 30,000,000 shares, outstanding, 9,044,450                     $181,214,330

NET ASSETS CONSIST OF:
 Capital stock at par value                                          90,445
 Paid in capital                                                145,034,760
 Undistributed net realized gains                                   376,265
 Net unrealized appreciation of investments                      35,712,860

               Net Assets                                      $181,214,330

NET ASSET VALUE PER SHARE                                      $      20.04


      The accompanying notes are an integral part of these financial statements.

                        GREENSPRING FUND, INCORPORATED
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1997



INVESTMENT INCOME
 Income
  Interest                                        $   3,806,231
  Dividend from non-affiliated issuers                1,682,095
  Dividend from non-controlled affiliated issuers       101,975
  Other Income                                           34,170

                Total Income                                     $   5,624,471

 Expenses
  Investment advisory fees                            1,028,465
  Administrative                                        128,674
  Transfer agent fees                                    57,690
  Registration fees                                      39,226
  Professional fees                                      35,907
  Custodian fees                                         35,814
  Filing fees                                            22,453
  Reports to shareholders                                15,109
  Directors fees                                          6,200
  Fidelity bond                                           3,013

                Total Expenses                                       1,372,551

                Net Investment Income                                4,251,920

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

 Net realized gain on investments                                    5,155,949

 Net change in unrealized appreciation of investments               19,033,538

                Net Realized and Unrealized Gain on Investments     24,189,487

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $   28,441,407

    The accompanying notes are an integral part of these financial statements

                        GREENSPRING FUND, INCORPORATED
                     STATEMENTS OF CHANGES IN NET ASSETS



                                                  For the Years Ended
                                                       December 31,
                                                   1997            1996

OPERATIONS:
 Net investment income                       $  4,251,920     $  3,593,335
 Net realized gain from investments             5,155,949        3,526,614
 Net change in unrealized appreciation of
  investments                                  19,033,538        8,864,297

 Net increase in net assets resulting from
  operations                                   28,441,407       15,984,246

DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                         (5,151,311)      (2,789,842)
 Net realized gain on investments              (5,054,261)      (2,752,675)
 Distributions in excess of net
  investment income                              (127,012)           -

 Net decrease in net assets from
  distributions to shareholders               (10,332,584)      (5,542,517)

CAPITAL STOCK TRANSACTIONS:
 Sale of 4,683,274 and 1,319,471 shares        89,108,348       21,518,835
 Distributions reinvested of 486,121 and
  317,469 shares                                9,527,618        5,231,782
 Redemptions of 1,433,404 and
  1,102,859 shares                            (27,022,113)     (17,539,787)

 Increase in net assets from capital stock
  transactions                                 71,613,853        9,210,830

TOTAL INCREASE IN NET ASSETS                   89,722,676       19,652,559

NET ASSETS AT BEGINNING OF PERIOD              91,491,654       71,839,095

NET ASSETS AT END OF PERIOD                  $181,214,330      $91,491,654


     The accompanying notes are an integral part of these financial statements.

                        GREENSPRING FUND, INCORPORATED
                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1997



Note 1 - Significant Accounting Policies

Greenspring Fund, Incorporated ("the Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended.

The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment transactions and related investment income - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security. Realized gains and losses from investment transactions are reported on an identified cost basis.

Valuation of investments - Securities listed on a national securities exchange or the NASDAQ National Market are valued at the last reported sale price on the exchange of major listing as of the close of the regular session of the New York Stock Exchange (currently 4:00 P.M. Eastern Standard Time).

Securities which are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, listed securities for which the last reported sale price is not in the context of the highest closing bid price and the lowest closing offering price, and listed securities whose primary market is believed by the Advisor to be over-the-counter are valued at the mean of the closing bid and asked prices obtained from sources that the Advisor deems appropriate.

Short-term investments are valued at amortized cost which approximates fair market value. The value of securities that mature, or have an announced call, within 60 days will be amortized on a straight line basis from the market value one day preceding the beginning of the amortization period.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor as directed by the Board of Directors.

                        GREENSPRING FUND, INCORPORATED
                  NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                              DECEMBER 31, 1997



Note 1 - Significant Accounting Policies (Con't)

Income Taxes - It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income. Therefore, no federal income tax provision is required. In order for the Fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, reclassifications were made during the period. The net results of operations and net assets were not affected by the reclassifications.

Dividends and distributions to stockholders - The Fund records dividends and distributions to stockholders on the ex-dividend date.

Redemption of capital stock - A stockholder may request redemption of some or all of his shares on any day that the New York Stock Exchange is open for business. The redemption price per share is the net asset value per share as of the close of business on the day that the redemption request is received by the Fund. Payment for shares will be made within seven days after receipt of the redemption request.

Reclassifications - Certain 1996 amounts have been reclassified to conform with the 1997 presentation. The net results of operations and net assets were not affected by the reclassifications.

Note 2 - Dividends and Distributions of 1997 Taxable Earnings

It is the Fund's policy to declare dividends from net investment income and distributions from net realized gains as determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

On July 17, 1997, the Board of Directors declared an income dividend , a short-term capital gains distribution and a long-term capital gains distribution of $.40000, $.02012 and $.02035 per share, respectively, payable on July 18, 1997 to shareholders of record on July 16, 1997. Additionally, on December 24, 1997, the Board of Directors declared an income dividend, a short-term capital gains distribution and a long-term capital gains distribution of $.28300, $.30410 and $.25230 per share, respectively, payable on December 26, 1997 to shareholders of record on December 23, 1997.

                        GREENSPRING FUND, INCORPORATED
                  NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                              DECEMBER 31, 1997



Note 2 - Dividends and Distributions of 1997 Taxable Earnings (Con't)

These dividends are either distributed to shareholders or reinvested by the Fund in additional shares of common stock, which are issued to stockholders. For those reinvesting the dividend, the number of shares issued is based on the net asset value per share as of the close of business on the business day previous to the payment date.

Note 3 - Purchases and Sales of Investments

For the year ended December 31, 1997, purchases and sales of investments, other than short-term investments, aggregated $118,631,561 and $55,844,188, respectively.

For federal income tax purposes, the cost of investments owned at December 31, 1997 was $144,922,479. Net unrealized appreciation of such investments aggregated $35,712,860, which was composed of appreciation of $39,532,735 for those securities having an excess of value over cost, and depreciation of $3,819,875 for those securities having an excess of cost over value.

Note 4 - Investment Advisory Agreement and Related Party Transactions

The Fund's investment advisor, Key Equity Management Corporation ("Key Equity"), is a wholly-owned subsidiary of Corbyn Investment Management. Under an agreement between the Fund and Key Equity, the Fund pays Key Equity a monthly fee at an annual rate of .75% of the Fund's month-end net assets. Key Equity will waive advisory fees if total expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses, exceed 1.50% of average daily net assets up to $30,000,000 and 1.00% of average daily net assets in excess of $30,000,000. Investment advisory fees incurred for the year ended December 31, 1997 were $1,028,465. At December 31, 1997, investment advisory fees payable amounted to $90,792.

Certain of the Fund's officers and directors are also officers and directors of Key Equity and Corbyn Investment Management. At December 31, 1997, investors for whom Corbyn Investment Management was investment advisor held 1,273,092 shares of the Fund's common stock.

Note 5 - Investment in Non-Controlled Affiliates

Affiliated issuers, as defined in the Investment Company Act of 1940, are issuers in which the Fund held 5% or more of the outstanding voting securities.

                        GREENSPRING FUND, INCORPORATED
                             FINANCIAL HIGHLIGHTS
               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                   1997       1996     1995     1994     1993

Net Asset Value, Beginning of Period                             $ 17.24    $ 15.05  $ 13.39  $ 13.96  $ 13.78

Income From Investment Operations
     Net Investment Income                                          0.50       0.74*    0.70     0.51     0.40
     Net Realized and Unrealized Gain/Loss on Investments           3.58       2.60*    1.78    (0.12)    1.59

Total From Investment Operations                                    4.08       3.34     2.48     0.39     1.99

Less Distributions
     Net Investment Income                                         (0.67)     (0.59)   (0.68)   (0.51)   (0.40)
     Net Realized Gain on Investments                              (0.60)     (0.56)   (0.07)   (0.45)   (1.41)
     Distributions in Excess of Net Investment Income              (0.01)     ( -  )   ( -  )   ( -  )   ( -  )
     Distributions in Excess of Net Realized Gains                 ( -  )     ( -  )   (0.07)   ( -  )   ( -  )

Total Distributions                                                (1.28)     (1.15)   (0.82)   (0.96)   (1.81)

Net Asset Value, End of Period                                   $ 20.04    $ 17.24  $ 15.05  $ 13.39  $ 13.96

Total Return                                                      23.95%     22.65%   18.79%    2.83%   14.65%

Ratios/Supplemental Data

Net Assets, End of Period (000's)                                $181,214   $ 91,492 $ 71,839 $ 50,322 $ 29,885

Ratio of Expenses to Average Net Assets                            1.00%      1.04%    1.06%    1.27%    1.31%

Ratio of Net Investment Income to Average Net Assets               3.10%      4.69%*   4.97%    4.03%    2.78%

Portfolio Turnover                                                46.17%     60.74%   65.19%   76.55%  121.79%

Average Commission Paid Per Share                                $0.0527    $0.0477    N/A+     N/A+    N/A+

*Amounts include reclassifications to conform to current year presentation. +Disclosure not required in prior periods.

                   REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of
Directors of Greenspring Fund, Incorporated

     We have audited the accompanying statement of assets and liabilities of Greenspring Fund, Incorporated, including the schedule of portfolio of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Greenspring Fund, Incorporated as of December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods stated in the first paragraph, in conformity with generally accepted accounting principles.


                                        CCOPERS & LYBRAND L.L.P.

Baltimore, MD
January 30, 1998

                        Greenspring Fund, Incorporated
                         Performance Since Inception

                            How $10,000 invested
                         on 7/1/83 would have grown*

                                  Chart

                         7/83            $10,000
                        12/83             11,223
                        12/84             12,692
                        12/85             15,238
                        12/86             17,668
                        12/87             19,304
                        12/88             22,389
                        12/89             24,762
                        12/90             23,149
                        12/91             27,626
                        12/92             32,190
                        12/93             36,906
                        12/94             37,952
                        12/95             45,082
                        12/96             55,291
                        12/97             68,532

*Figures include changes in principal value, reinvested dividends, and capital gain distributions. Cumulative total return represents past performance. Past expenses limitations increased the Fund's return. Investment returns and principal value will vary and shares will be worth more or less at redemption than at original purchase.

Average annual total returns for the one, five and ten year periods ended December 31, 1997 were 23.95%, 16.31% and 13.51%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund's year-by-year results, which fluctuated over the periods shown.

                        Greenspring Fund, Incorporated
                        2330 West Joppa Road, Suite 110
                            Lutherville, MD 21093
                               (410) 823-5353
                               (800) 366-3863

                                  DIRECTORS
                        Charles vK. Carlson, Chairman
                              William E. Carlson
                                 David T. Fu
                              Michael J. Fusting
                              Michael T. Godack
                             Richard Hynson, Jr.

                                  OFFICERS
                            Charles vK. Carlson
                   President and Chief Executive Office

                             Michael T. Godack
                    Sr. Vice President and Secretary

                             Michael J. Fusting
                  Vice President, Treasurer, and Chief
                             Financial Officer

                            INVESTMENT ADVISOR
                   Key Equity Management Corporation
                    2330 West Joppa Road, Suite 108
                       Lutherville, MD 21093-7207

                              TRANSFER AGENT
                  Rodney Square Management Corporation
                  1105 North Market Street, Third Floor
                           Wilmington, DE 19890
                              (800) 576-7498

                                CUSTODIAN
                        Wilmington Trust Company
                        1100 North Market Street
                          Wilmington, DE 19890

                        INDEPENDENT ACCOUNTANTS
                        Coopers & Lybrand L.L.P.
                          250 W. Pratt Street
                        Baltimore, MD 21201-2304

                             LEGAL COUNSEL
                   DeMartino Finkelstein Rosen & Virga
                          1818 N Street, N.W.
                       Washington, DC 20036-2492